UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2016

CAROLINA BANK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

NORTH CAROLINA	000-31877	56-2215437
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Spring Street, Greensboro, NC	27401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 288-1898

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 20, 2016, Carolina Bank Holdings, Inc. (the “Registrant”) held a Special Meeting of Shareholders (the “Special Meeting”). There were three proposals submitted to shareholders at the Special Meeting. In the case of Proposal 1, the Agreement and Plan of Merger and Reorganization was approved. Proposal 2 was also approved by the shareholders entitled to vote at the Special Meeting. A third proposal, to authorize the board of directors to adjourn or postpone the special meeting to a later date, if necessary or appropriate, was not voted on given the passage of Proposal 1. All three proposals are described in greater detail in the Registrant’s definitive proxy statement for the Special Meeting, filed with the Securities and Exchange Commission on October 28, 2016.

The voting results were as follows:

Proposal 1: Proposal to approve the Agreement and Plan of Merger and Reorganization dated as of June 21, 2016, by and among Carolina Bank Holdings, Inc. and First Bancorp, as such agreement may be amended from time to time, and the merger and other transactions contemplated by the merger agreement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,704,933	11,889	2,109	--

Proposal 2: Proposal to approve, on a non-binding advisory basis, the compensation that certain executive officers of Carolina Bank Holdings, Inc. will receive under existing agreements or arrangements with Carolina Bank Holdings, Inc. in connection with the Agreement and Plan of Merger and Reorganization dated as of June 21, 2016, by and among Carolina Bank Holdings, Inc. and First Bancorp, as such agreement may be amended from time to time.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,477,992	118,809	122,130	--

Item 8.01 Other Events.

On December 22, 2016, the Registrant issued a press release announcing that the Registrant’s shareholders voted to approve the Agreement and Plan of Merger and Reorganization. The press release also announced that (i) the Registrant and First Bancorp have received approval for the merger from the North Carolina Commissioner of Banks, and (ii) an application for approval of the merger is currently under review by the Board of Governors of the Federal Reserve System. The merger is expected to close during the first quarter of 2017, subject to receipt of all required regulatory approvals.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated December 22, 2016

Caution Regarding Forward-Looking Statements

This Form 8-K, in particular statements regarding the proposed transaction between the Registrant and First Bancorp, the expected timetable for completing the transaction, and any other statements about the Registrant or First Bancorp managements’ future expectations, beliefs, goals, plans or prospects, includes forward-looking statements that are based on certain beliefs and assumptions and reflect the current expectations of the Registrant, First Bancorp, and their respective management. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes,” “anticipates,” “expects,” “continues,” “predict,” “potential,” “contemplates,” “may,” “will,” “likely,” “could,” “should,” “estimates,” “intends,” “plans” and other similar expressions are forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements involve known and unknown risks, assumptions and uncertainties that may cause actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements, and you should not place undue reliance on these statements. Some of the factors that could cause actual results to differ materially from current expectations are: the ability to consummate the proposed transaction; any conditions imposed on the parties in connection with the consummation of the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement relating to the proposed transaction; the Registrant’s ability to maintain relationships with employees and third parties following announcement of the proposed transaction; the ability of the parties to satisfy the conditions to the closing of the proposed transaction; the risk that the proposed transaction may not be completed in the time frame expected by the parties or at all; and the risks that are described from time to time in the Registrant’s reports filed with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and on general industry and economic conditions. The Registrant disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Proposed Transaction and Where to Find It

This Form 8-K includes statements made in respect of the proposed transaction involving the Registrant and First Bancorp. This material is not a substitute for the proxy statement/prospectus or any other documents which the Registrant and First Bancorp may send to their respective shareholders in connection with the proposed merger. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

In connection with the proposed transaction, First Bancorp has filed with the SEC a Registration Statement on Form S-4 that includes a proxy statement of the Registrant and a prospectus of First Bancorp, as well as other relevant documents concerning the proposed transaction. Investors and security holders are also urged to carefully review and consider each of First Bancorp’s and the Registrant’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. BEFORE MAKING ANY INVESTMENT DECISIONS, INVESTORS AND SHAREHOLDERS OF THE REGISTRANT ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other filings containing information about the Registrant and First Bancorp at the SEC’s website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the Securities and Exchange Commission by the Registrant on its website at http://www.carolinabank.com and by First Bancorp on its website at http://www.localfirstbank.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLINA BANK HOLDINGS, INC.

	By:	/s/ Robert T. Braswell
Robert T. Braswell
President and Chief Executive Officer

Dated: December 22, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated December 22, 2016